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                                                                   EXHIBIT 23(A)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated February 16, 1998, in the Registration Statement (Form S-1) and related Prospectus of The BFGoodrich Company for the registration of $500,000,000 of debt securities.



                                        ERNST & YOUNG LLP

Cleveland, Ohio
March 24, 1998